UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED: December 13, 2011

HELMERICH & PAYNE, INC.

(Exact name of registrant as specified in its charter)

State of Incorporation: Delaware

COMMISSION FILE NUMBER 1-4221

Internal Revenue Service — Employer Identification No. 73-0679879

1437 South Boulder Avenue, Suite 1400, Tulsa, Oklahoma 74119

(Address of Principal Executive Offices)

(918)742-5531

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01             ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 13, 2011, Helmerich & Payne, Inc. (the “Company”) entered into a Second Amendment to Office Lease with ASP, Inc. (the “Second Amendment”).  Among other terms contained in the Second Amendment, the Company extended the term of its headquarters office lease through January 31, 2025 and increased the size of the leased premises.  The Second Amendment is attached as Exhibit 10.1 to this Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(d)                                 Exhibits.

Exhibit Number	Description

10.1	Second Amendment to Office Lease between ASP, Inc. and Helmerich & Payne, Inc. dated December 13, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized the undersigned to sign this report on its behalf.

HELMERICH & PAYNE, INC.
(Registrant)

/s/ Steven R. Mackey
Steven R. Mackey
Executive Vice President

DATE: December 14, 2011

EXHIBIT INDEX

Exhibit Number	Description

10.1	Second Amendment to Office Lease between ASP, Inc. and Helmerich & Payne, Inc. dated December 13, 2011.